UNITED STATES
                SECURITES AND EXCHANGE COMMISSION
                    WASHINGTON,  D. C. 20549


                            FORM 8-K


                         CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




                        Date of Report
               (Date of earliest event reported)
                          July 20, 1998



                          SEEC, Inc.
              (Commission file number: 0-21985)


    (Exact name of registrant as specified in its charter)




    Pennsylvania                     SEEC, Inc. 55-0686906
(State of Incorporation                (I.R.S. Employer
     of the registrant)                 Identification Number)


                           SEEC, Inc.
           Park West One, Suite 200, Cliff Mine Road,
                     Pittsburgh, Pennsylvania
            (Address of principal executive offices)
                        (412) 893-0300
                 (Registrant's telephone number)




Item 5.  Other Events

  On July 20, 1998, SEEC, Inc. announced that it plans to begin a stock repurchase program utilizing up to $3 million to buy shares of the Company's common stock from time to time on the open market, subject to market conditions and other relevant factors. The repurchased shares will be used to cover stock option exercises and for other corporate purposes.

  See Exhibit 99 to this report for additional information.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Designation                         Description
-----------                         -----------

   99                        News release dated July 20, 1998
                             of SEEC, Inc. related to
                             its announcement of a
                             stock repurchase program.


                        SIGNATURES

   Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                    SEEC, Inc. (Registrant)

Date:  July 20, 1998           By: [/s/ Ravindra Koka]
                               -----------------------
                               Ravindra Koka
                               President and CEO

Date:  July 20, 1998           By: [/s/ Richard J. Goldbach]
                               -----------------------------
                               Richard J. Goldbach
                               Treasurer and CFO




                  (this space intentionally left blank)
Exhibit 99

FOR IMMEDIATE RELEASE
Investor Relations
SEEC, Inc.
(412) 893-0490
Investor_Relations@seec.com

         SEEC, INC. ANNOUNCES STOCK REPURCHASE PROGRAM

PITTSBURGH, PA., JULY 20, 1998- SEEC, Inc. (NASDAQ: SEEC) today announced that it plans to begin a stock repurchase program utilizing up to $3 million to buy shares of the Company's common stock from time to time on the open market, subject to market conditions and other relevant factors. The repurchased shares will be used to cover stock option exercises and for other corporate purposes.

"We believe our stock represents a good investment and that a stock repurchase program is an appropriate use of our resources in light of the stock's underlying book and cash value per share relative to current market prices, and in light our of growth prospects and new product introduction plans," said Ravi Koka, President and CEO of SEEC.

About SEEC, Inc.
SEEC, Inc., (NASDAQ: SEEC) provides integrated and comprehensive enterprise solutions--including year 2000 conversion, reengineering, data warehousing and web-enabled applications--that enable large organizations and third-party service providers to efficiently and effectively reengineer legacy system applications and databases. SEEC's enterprise solutions combine a suite of proven software products with well-defined repeatable methodologies designed to improve the quality, productivity and effectiveness of the reengineering process. SEEC's products currently support the major programming languages that account for 94 percent of the world's legacy applications, as well as the key databases that represent 90 percent of legacy information, and new support is always being added in response to the market's demand. SEEC's tools are helping government agencies, utilities, manufacturing companies and financial and educational institutions achieve significant savings while extending the life-span and value of business-critical legacy applications. Visit
SEEC's Web site at www.seec.com.
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